                                                                EXHIBIT h(29)(b)

                                 AMENDMENT NO. 1
                             PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated February 17, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company and Clarendon Insurance Agency, Inc. a Massachusetts corporation, is hereby amended as follows:

     Section 5 of the Agreement is hereby deleted in its entirety and replaced with the following:

                               SECTION 9. NOTICES.

     Notices and communications required or permitted by Section 9 hereof will be given by means mutually acceptable to the Parties concerned. Each other notice or communication required or permitted by this Agreement will be given to the following persons at the following addresses and facsimile numbers, or such other persons, addresses or facsimile numbers as the Party receiving such notices or communications may subsequently direct in writing:

               SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
               CLARENDON INSURANCE AGENCY, INC.
               One Sun Life Executive Park
               Wellesley Hills, MA 02481
               Facsimile: (781) 237-0707
               Attention Maura A. Murphy, Esq.

               AIM VARIABLE INSURANCE FUNDS, INC.
               A I M DISTRIBUTORS, INC.
               11 Greenway Plaza, Suite 100
               Houston, Texas 77046
               Facsimile: (713) 993-9185
               Attention: Nancy L. Martin, Esq.


     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

-----------------------------------------------------------------------------------------------------------------
    FUNDS AVAILABLE UNDER THE            SEPARATE ACCOUNTS                CONTRACTS FUNDED BY THE SEPARATE
            POLICIES                    UTILIZING THE FUNDS                            ACCOUNTS
-----------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund     Sun Life of Canada (U.S.)        o   FUTURITY VARIABLE ANNUITY CONTRACT
AIM V.I. Growth Fund                   Variable Account F               o   FUTURITY II VARIABLE ANNUITY CONTRACT
AIM V.I. Growth and Income Fund
AIM V.I. International Equity Fund
-----------------------------------------------------------------------------------------------------------------


     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date: December 11, 1998
               -------------------------


                                       AIM VARIABLE INSURANCE FUNDS, INC.



Attest: /s/ NANCY L. MARTIN            By: /s/ ROBERT H. GRAHAM
       ----------------------------       ---------------------------------
Name:  Nancy L. Martin                 Name:  Robert H. Graham
Title: Assistant Secretary             Title: President

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



(SEAL)


                                     A I M DISTRIBUTORS, INC.



Attest: /s/ NANCY L. MARTIN          By: /s/ MICHAEL J. CEMO
       ----------------------------     ---------------------------------
Name:  Nancy L. Martin               Name:  Michael J. Cemo
Title: Assistant Secretary           Title: President


(SEAL)


                                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)



Attest: /s/ MAURA A. MURPHY          By:    /s/ ROBERT K. LEACH
       ----------------------------     -----------------------------------

Name:   Maura A. Murphy              Name:  Robert K. Leach
     ------------------------------       ---------------------------------

Title:  Senior Associate Counsel     Title: Vice President
      -----------------------------        --------------------------------


(SEAL)


                                     CLARENDON INSURANCE AGENCY, INC.



Attest: /s/ MAURA A. MURPHY          By:    /s/ JANE M. MANCINI
       ----------------------------     -----------------------------------

Name:   Maura A. Murphy              Name:  Jane M. Mancini
     ------------------------------       ---------------------------------

Title:  Assistant Secretary          Title: President and Director
      -----------------------------        --------------------------------


(SEAL)

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